INVESTING IN THE FUTURE Wabash National Corporation August 21, 2013 Bruce Ewald Senior Vice President – Sales and Marketing

2 S AFE H ARBOR S TATEMENT This presentation will contain certain forward - looking statements, as defined by the Private Securities Litigation Reform Act of 1995. These forward - looking statements are, however, subject to certain risks and uncertainties that could cause actual results to differ materially from those implied by the forward - looking statements. Without limitation, these risks and uncertainties include increased competition, dependence on new management, reliance on certain customers and corporate partnerships, shortages of raw materials, dependence on industry trends, access to capital, acceptance of new technology and products, and government regulation. Listeners should review and consider the various disclosures made by the Company in this presentation and in its reports to its stockholders and periodic reports on Forms 10 - K and 10 - Q. We cannot give assurance that the expectations reflected in our forward - looking statements will prove to be correct. Our actual results could differ materially from those anticipated in these forward - looking statements. All written and oral forward - looking statements attributable to us are expressly qualified in their entirety by the factors we disclose that could cause our actual results to differ materially from our expectations. © 2013 Wabash National, L.P. All rights reserved. Wabash®, Wabash National®, DuraPlate®, DuraPlate AeroSkirt®, and Beall® are marks owned by Wabash National, L.P. Transcraft® and Benson® are marks owned by Transcraft Corporation. Walker® and Brenner® are marks owned by Walker Group Holdings LLC.

3 A BOUT W ABASH N ATIONAL C ORPORATION ▪ 2012 Revenue: $1.5B ▪ 5,700 Associates (Full time & contract) ▪ 12 Manufacturing Locations in 3 Countries ▪ 18 Company - Owned Retail Locations ▪ 2012 New Trailer Shipments: 45,600 ▪ #1 in total trailer production for 19 of the past 25 years ▪ Ranked one of America’ s 50 Best Manufacturing Companies by Industry Week magazine in July 2013

# About Wabash National Corporation

ISO 9001:2008 REGISTERED

ISO 14001 REGISTERED

- **1985** – Founded as a start-up
- **1991** – IPO (NYSE: WNC)
- **1994** – Achieved leading industry position
- **1996** – Introduced the DuraPlate® composite dry van trailer (DURAPLATE)
- **1997** – Acquired assets of FRUEHAUF
- Acquired Cloud Oak Flooring Co.
- **1999** – Record trailer production of 70,000 units
- **2006** – Acquired Transcraft® leading steel flatbed producer
- Launched DuraPlate Products Group business (Wabash Composites)
- **2008** – Acquired assets of BENSON leading aluminum flatbed producer
- **2009** – DURAPLATE AEROSKIRT
- **2011** – WABASH NATIONAL DURAPLATE XD-35
- **2012** – WALKER Acquired leading liquid transport equipment producer
- **2013** – Acquired assets of BEALL leading liquid tank and dry bulk trailer producer

WABASH NATIONAL 4

5 S TRATEGIC S EGMENTS AND B USINESS U NITS Wabash National Corporation Commercial Trailer Products 2012 Sales: $994M • Dry & Refrigerated Vans • Platform Trailers • Fleet Used Trailers Retail 2012 Sales: $157M • 18 Retail L ocations in U.S. • New & Used Trailer Sales • Parts & Service Tank Services Diversified Products 2012 Sales: $311M • Walker Group • Wabash Composites • Wabash Wood Products

6 G EOGRAPHIC F OOTPRINT Corporate HQ Manufacturing Locations Company - Owned Retail Locations Dealers / Service Centers

7 I NDUSTRY F ORECAST / D EMAND D RIVERS ▪ Trailer demand forecasted to remain above replacement levels ▪ Age of equipment ▪ Global markets ▪ CSA 2010 Implementation ▪ Hours of Service Rules ▪ California Air Resource Board (CARB) Compliance ▪ Carrier rates, capacity and profitability Carrier Dynamics Trailer Dynamics Source: ACT, FTR, Various Press

8 Training and Education ▪ Tuition Reimbursement ▪ Process Training ▪ High Performance Teams ▪ Continuous Improvement Events ▪ Competency Development ▪ Business Education ▪ Language ▪ Train the Trainer ▪ Managing Change ▪ Diversity Awareness ▪ ISO 14001 & 9001 ▪ Kepner - Tregoe ▪ Six Sigma ▪ Computer Certifications ▪ Geometric Dimensioning and Tolerancing ▪ Weld and Paint Schools ▪ Maintenance Excellence and Targeted Skills Training I NVESTING IN A SSOCIATE D EVELOPMENT

9 Leadership Development ▪ Wabash Leadership Series ▪ Emotional Intelligence ▪ Driving Organizational Performance ▪ Managing Change ▪ Dealing with Conflict ▪ Positive Employee Relations ▪ Leadership Strategy ▪ Purdue University’s College of Technology Statewide ▪ A unique partnership between education and business, industry and government ▪ Courses in Organizational Leadership and Development ▪ 28 credit hours offered on site I NVESTING IN A SSOCIATE D EVELOPMENT

10 I NVESTING IN THE C OMMUNITY Host community events at the Ehrlich Innovation Center

11 I NVESTING IN THE C OMMUNITY Wabash National Charity Golf Outing: Raised $ 60,900 Wabash National volunteers at Food Finders Food Bank Wabash National volunteers dish up ice cream sundaes at Cumberland Pointe Health Campus

12 I NVESTING IN E NVIRONMENTAL I NITIATIVES Wabash National installs wind turbine at North Campus Wabash National receives IWF Wildlife Friendly Certification

13 I NNOVATION D RIVERS ▪ Lower operating costs ▪ Enhance productivity & utilization ▪ Optimize weight, cube & payload ▪ Regulatory compliance & safety ▪ HOS ▪ EOBR’s ▪ CSA ▪ Equipment Size & Weights ▪ CARB ▪ Improve fuel economy ▪ Extend the life of the equipment ▪ Reduce environmental impact Fleet Buying Criteria

A HISTORY OF INNOVATION


SEARS







## 1985

**Sheet & Post Trailer**

- Commodity
- Versatile
- High maintenance

**FRP Trailer**

- FRP (Fiberglass Reinforced Plywood)
- Added interior width
- Difficult to repair

## 1987

**Alum. Plate Trailer**

- WNC leading industry producer
- Wide, smooth interior
- Low maintenance
- High material costs

## 1996

**DuraPlate® Trailer**

- Durable
- Longest useful life
- Easy to repair
- Lowest total cost of ownership
- Recyclable

## 2004

**DuraPlate® HD**

- High performance
- Extremely durable
- Heavy-duty freight applications

## 2011

**DuraPlate® XD-35**

- The industry's only 35,000 lb. dry van floor system
- Specialty freight hauls: paper, steel coil

The Clear Leader in Trailer Innovation

WABASH NATIONAL

14

# Investing in Innovation

| Launch | Innovation | Description |
| --- | --- | --- |
| 2009 | TrustLock® Plus | Proprietary door locking system with single lock mechanism |
| 2009 | DuraPlate® AeroSkirt® | Aerodynamic side-faring that delivers 6% fuel savings |
| 2009-2011 | Bonding Technologies | Truck Body Sidewalls, Trailer Sidewalls, Logistics |
| 2011 | Tire Hauler | Proprietary solution for cost-effective transport of 13’ tires |
| 2011 | ID/Aux Stop Light | Enhanced visibility for improved highway safety |
| 2011 | Zinc-Based Coating System | Provides superior corrosion resistance and color options |
| 2011 | DuraPlate® XD-35 | Heavy-duty floor system (35K) provides freight haul flexibility |
| 2012 | MaxClearance™ Overhead Door System | Maximizes door opening to improve carrier freight operations |
| 2012 | Pneumatic Door Seal | Provides superior seal for overhead door on refrigerated trailer |





Patent pending



Patent pending

Industry-Leading Product Innovation

15

16 I NVESTING IN I NNOVATION ▪ Smooth Exterior Surface ▪ Reduced Weight ▪ Reduction in Leak P otential ▪ Easier to Repair Bonded DuraPlate® Sidewall Bonded Logistics and Sky Lights Bonded DuraPlate® Nose 2014 Launch of LTL Bonded 28’ Model Meeting Customer Needs with Innovative Solutions

INVESTING IN INNOVATION

## DuraPlate® Composite Roof System

- Smooth Exterior & Interior Surface
- Increases cube space due to elimination of interior roof bows (53' Van – 26 $ft^3$)
- Improves puncture resistance
- Eliminates need for protective roof liners



**DuraPlate® Composite Trailer Roof**

(U.S. Patent No. 8,025,331)

Driving Fundamental Changes in Trailer Design and Use

17

18 I NVESTING IN I NNOVATION ▪ New method of adjustment is safer and easier ▪ Automatic up - locking feature provides safety and an increase of usable opening by 2” ▪ Comprehensive system, including a narrow header , increases total door opening 4” ▪ Header - to - sill openings comparable to swing doors MaxClearance ™ Overhead Door System Driving Fundamental Changes in Trailer Design and Use MaxClearance® Overhead Door System (Patent pending)

19 I NVESTING IN I NNOVATION ▪ Expanding the use of Lean Duplex tank trailers to include the most common corrosives, such as sulphuric acid Lean Duplex ▪ First to Market with DOT Approved Lean Duplex ▪ Improved Yield Strength and Reduced Trailer Weight ▪ Alternative Material to Minimize Exposure to Volatile Nickel Prices Brenner Lean Duplex Tank Trailer Industry Leader in Innovation / New Product Development

20 I NVESTING IN I NNOVATION ▪ Leveraging Wabash aerodynamic technologies used in the vans’ business by bringing the Wabash AeroSkirt ® technology to tank trailers, in addition to utilizing lighter weight composites. ▪ Walker is heavily involved in driving positive change to tank trailer ladder and walkway systems. Total Safety Focus. Brenner Ladder & Walkway Systems Walker Tank Trailer with Composite Jacket and DuraPlate Aeroskirt ® Industry Leader in Innovation / New Product Development

21 I NVESTING IN N EW P RODUCTS AND M ARKETS ▪ In 2010, Walker / Brenner developed and introduced an Aluminum Shale Oil Tank Trailer, “407 Crude Tank” ▪ Wabash began contract manufacturing Carbon Steel Frac Tanks in 2011 and in 2012 developed and introduced its Carbon Steel Vacuum Tank Trailer Wabash Carbon Steel Frac Tank Wabash Carbon Steel Vacuum Tank Trailer Brenner Aluminum Shale Oil Tank Trailer (407) New Product Development into the Energy Market

# Investing in New Products and Markets

## Transportation Products

**Liquid Tank Trailers**



Stainless-Steel Dairy Trailer



Aluminum Shale Oil Trailer

**Truck-Mounted Tanks**



Refined Petroleum Truck



Defense Fuel Truck

**Aviation Refuelers**


GARSITE

7,000 Gallon Refueler


GARSITE

10,000 Gallon Refueler

**Carts and Hydrant Dispensers**



Towable Hydrant Dispenser


GARSITE

Truck-Hydrant Dispensers

## Engineered Products

**Vertical Silos & Horizontal Storage Tanks**



Stainless-Steel Vertical Silos

**Processors and Mixers**



Processing Tank

**Downflow Booths and Containment Facilities**



Pharmair Containment Booth

**Isolators**



Tray Dryer Isolator

WABASH NATIONAL

22

23 I NVESTING IN N EW P RODUCTS AND M ARKETS New Composite Technologies COMPOSITE PANELS New Aero Devices AERODYNAMICS Shelters, Offices, & Trailers MOBILE SOLUTIONS Innovative Solutions CUSTOM SOLUTIONS Developing New Products and Markets

24 I NVESTING IN O UR S ERVICE N ETWORK AND C APABILITIES Expanded Service Network ▪ Wabash National Trailer Centers and Brenner Tank Services Integration ▪ 18 Retail Locations Nationwide ▪ Dry van, reefer, platform and tank trailer service and repair Expanded Service Capabilities ▪ 3 Wabash National Trailer Centers Currently Tank Repair Certified: ▪ Scranton , PA ▪ Dallas, TX ▪ San Antonio, TX ▪ Two a dditional locations to be Certified in 2013 ▪ All locations to sell Tank Parts Leveraging Brenner Tank Service Expertise

25 I NVESTING IN THE F UTURE ▪ People and Productivity ▪ Technology and Innovation ▪ Solutions to Lower Customers’ Total Cost of Ownership